Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended March 31, 2003

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: changes in the global political environment; national and local economic conditions; the competitive environment in which the Company operates; financing risks; property management risks; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, which discuss these and other factors that could adversely affect the Company’s results.

First Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 393 properties and total assets of approximately $3.5 billion.  Its properties are strategically located across 35 states and include 354 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 49.5 million square feet of gross leasable area, and 39 related retail real estate assets, with approximately 2.9 million square feet of gross leasable area.

First Quarter Review

Financial Review

•                  On March 3, 2003, the Company repaid $110.5 million outstanding under its variable rate REMIC through a draw under the Company’s senior unsecured revolving credit facility.  The variable rate REMIC debt was retired.

Activity Review

•                  On January 3, 2003, the Company acquired a portfolio of seven grocery-anchored neighborhood shopping centers located in Michigan and aggregating 534,386 square feet for approximately $46 million in cash.  Also during the first quarter, the Company acquired the remaining 50 percent interest in Vail Ranch II, located in Temecula, California, for approximately $1.5 million in cash and the satisfaction of $9.0 million of mortgage indebtedness on the property.  This community shopping center is in the later stages of development and is expected to total 204,204 square feet when complete, including 99,204 square feet from Phase 1 of the property, which was already 100 percent owned by the Company.

•                  During the first quarter, the Company sold nine properties and one land parcel for an aggregate of approximately $15.2 million.  Properties sold during the quarter include Southwood Plaza, a 81,959 square foot shopping center located in Bowling Green, Ohio; Parkway Plaza, a 140,021 square foot shopping center located in Maumee, Ohio; Eastgate Plaza, a 44,365 square foot shopping center located in Americus, Georgia; a portfolio of six Kindercare single tenant properties located in Indiana and Michigan and aggregating 28,228 square feet; and 13 acres of land in Toledo, Ohio, representing a portion of Central Avenue Marketplace.

Portfolio Review

•                  At the end of the first quarter, the gross leasable area (GLA) for the Company’s community and neighborhood shopping centers, excluding properties under redevelopment, was approximately 91 percent leased.  The GLA for the Company’s overall portfolio, excluding properties under redevelopment, was approximately 91 percent leased at March 31, 2003 and when including properties under redevelopment, the GLA for the overall portfolio was approximately 89 percent leased. The average annual base rent (ABR) per leased square foot at March 31, 2003 for the Company’s overall portfolio was $7.87.  During the quarter, 118 new leases, aggregating approximately 417,000 square feet, were signed at an average ABR of $9.91 per square foot.  Also during the quarter, 200 renewal leases, aggregating approximately 864,000 square feet, were signed at an average ABR of $9.34 per square foot, an increase of approximately 8.3 percent over the expiring leases.

Subsequent Events

•                  On April 21, 2003, the Company completed a public offering of 8,000,000 depositary shares, including the partial exercise of the underwriters’ over-allotment option, with each depositary share representing a 1/10 fractional interest of a share of 7.625 percent Series E Cumulative Redeemable Preferred Stock.  The net proceeds to the Company from the offering were approximately $193 million, which were used to redeem all of the Company’s outstanding series B depositary shares, each of which represented a 1/10 fractional interest of a share of the Company’s 8-5/8 percent Series B Cumulative Redeemable Preferred Stock, as well as to repay a portion of the amount outstanding under the Company’s senior unsecured revolving credit facility.

•                  On May 5, 2003, the Company redeemed all of its 6,300,000 series B depositary shares, each of which represented a 1/10 fractional interest of a share of the Company’s 8-5/8 percent Series B Cumulative Redeemable Preferred Stock, at an aggregate cost of $158 million.

Shareholder Information

Corporate Headquarters

Transfer Agent and Registrar

New Plan Excel Realty Trust, Inc. 1120 Avenue of the Americas New York, NY 10036 Phone: 212-869-3000 Fax: 212-869-3989 www.newplan.com	Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

Exchange Listing

New York Stock Exchange Common stock: NXL Series E preferred stock: NXLprE	EquiServe Trust Company, N.A. P.O. Box 43010 Providence, RI 02940-3010 Phone: 800-730-6001 www.equiserve.com

Senior Unsecured Debt Ratings Standard & Poor’s: BBB Moody’s: Baa2

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Quarterly Results The Company expects to announce quarterly results as follows:	Stacy Lipschitz Vice President - Corporate Communications Phone: 212-1869-3000 Fax: 212-869-3989 Email: corporatecommunications@newplan.com slipschitz@newplan.com

Second quarter 2003: August 7, 2003 Third quarter 2003: October 30, 2003

The financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet site at www.sec.gov.  In addition, these reports are available on the Company’s website at www.newplan.com, under Investor Information; Financial Reports.

Balance Sheets

(Unaudited, in thousands)

	As Of
	03/31/03	12/31/02
Assets:
Land	$837,819	$830,376
Buildings and improvements	2,803,158	2,735,046
Less: accumulated depreciation and amortization	(313,677)	(295,946)
Net real estate	3,327,300	3,269,476
Real estate held for sale	14,602	21,276
Cash and cash equivalents	9,746	8,528
Restricted cash (1)	21,016	52,930
Marketable securities	2,296	2,115
Receivables
Trade, net of allowance for doubtful accounts of	51,417	46,990
(March 31, 2003— $16,405, December 31, 2002— $15,307)
Other	18,657	43,479
Mortgages and notes receivable	2,593	2,632
Prepaid expenses and deferred charges	26,753	21,527
Investments in / advances to unconsolidated ventures (2)	30,341	31,234
Other assets (3)	15,366	15,092

TOTAL ASSETS	$3,520,087	$3,515,279

Liabilities:
Mortgages payable, including unamortized premium of	$549,213	$671,200
(March 31, 2003— $19,581, December 31, 2002— $20,403)
Notes payable, net of unamortized discount of	784,383	783,927
(March 31, 2003— $2,120, December 31, 2002— $2,222)
Notes payable, other (4)	—	28,349
Credit facilities	410,000	230,000
Capital leases	28,792	28,866
Dividends payable	44,893	44,836
Other liabilities (5)	88,853	106,690
Tenant security deposits	9,417	9,128
TOTAL LIABILITIES	1,915,551	1,902,996

Minority interest in consolidated partnership	39,367	39,434

Stockholders’ equity:
Preferred stock	8	8
Common stock	970	968
Additional paid-in capital	1,827,565	1,825,820
Accumulated other comprehensive loss	(316)	(593)
Less: accumulated distributions in excess of net income	(263,058)	(253,354)
TOTAL STOCKHOLDERS’ EQUITY	1,565,169	1,572,849

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,520,087	$3,515,279

(1)  Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2)  Represents direct equity investments in Benbrooke Ventures, CA New Plan Venture Fund, Clearwater Mall, LLC and The Centre at Preston Ridge, and an outstanding notes receivable related to The Centre at Preston Ridge.

(3)  Other assets include: deposits, real estate tax escrow and furniture and fixtures.

(4)  Represents a promissory note issued in connection with the Equity Investment Group portfolio acquisition on December 12, 2002.  This note was repaid in full on January 2, 2003.

(5)  Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Income Statements

(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	03/31/03	03/31/02	12/31/02
Rental Revenues:
Rental income	$95,676	$67,335	$310,246
Percentage rents	1,761	2,375	6,688
Expense reimbursement	24,431	15,131	75,496
TOTAL RENTAL REVENUES	121,868	84,841	392,430
Rental Operating Expenses:
Operating costs	23,277	13,325	68,105
Real estate and other taxes	15,808	9,434	46,804
Provision for doubtful account	1,813	2,628	8,987
TOTAL RENTAL OPERATING EXPENSES	40,898	25,387	123,896
NET OPERATING INCOME	80,970	59,454	268,534
Other Income:
Interest, dividend and other income	3,362	3,127	11,015
Equity in income of unconsolidated venture	473	1,718	5,245
Foreign currency (loss) gain	—	(19)	(13)
TOTAL OTHER INCOME	3,835	4,826	16,247
Other Expenses:
Interest expense	26,062	19,708	93,270
Depreciation and amortization	19,036	14,901	66,187
General and administrative	4,230	3,640	17,877
TOTAL OTHER EXPENSES	49,328	38,249	177,334
Income before real estate sales, impairment of real estate and minority interes	35,477	26,031	107,447
Gain (loss) on sale of real estate	—	319	371
Impairment of real estate	—	(4,000)	(88,833)
Minority interest in income of consolidated partnership	(401)	(240)	(642)
INCOME FROM CONTINUING OPERATIONS	35,076	22,110	18,343
Discontinued Operations:
Results of discontinued operations	84	5,440	21,779
Gain (loss) on sale of discontinued operations (1)	3,483	(133)	100,668
Impairment of real estate held for sale	(3,454)	(5,429)	(18,728)
INCOME FROM DISCONTINUED OPERATIONS	113	(122)	103,719
NET INCOME	$35,189	$21,988	$122,062
Preferred dividends	(4,859)	(5,659)	(21,023)
Discount on redemption of preferred stock	—	—	6,997
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS — BASIC	30,330	16,329	108,036
Minority interest in income of consolidated partnership	401	240	642
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS — DILUTED	$30,731	$16,569	$108,678
NET INCOME PER COMMON SHARE — BASIC	$0.31	$0.18	$1.14
NET INCOME PER COMMON SHARE — DILUTED	0.31	0.18	1.13
Weighted average common shares outstanding — basic	96,937	92,191	95,119
ERP partnership units	2,178	1,116	897
Options	487	575	536
Weighted average common shares outstanding — diluted	99,602	93,882	96,552

(1)  For the twelve months ended December 31, 2002 balances include approximately $17.0 million of previously deferred gain incurred in connection with the Company’s sale of its garden apartment portfolio in 2001, as well as approximately $1.8 million resulting from the sale of individual land parcel Clearwater Mall in 4Q 2002. The sale of the land parcels occurred prior to the Company’s contribution of the remaining mall property to the joint venture currently redeveloping the property, resulting in the entire gain being recorded by the Company.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

			Twelve
	Three Months Ended		Months Ended
	03/31/03	03/31/02	12/31/02
Funds from Operations: (1)
Net income	$35,189	$21,988	$122,062
Add:
Depreciation and amortization
Continuing operations real estate assets (2)	19,290	15,209	67,592
Discontinued operations real estate assets	82	1,482	4,037
Impairment of real estate
Impairment of real estate	—	4,000	88,229
Impairment of real estate held for sale	3,454	5,429	19,332
Deduct:
Preferred A dividends (3)	—	(800)	(1,587)
Preferred B dividends	(3,396)	(3,396)	(13,584)
Preferred D dividends	(1,463)	(1,463)	(5,852)
(Gain) loss on sale of real estate (4)	—	(192)	(202)
(Gain) loss on sale of discontinued operations (4) (5)	(1,000)	133	(98,876)
FUNDS FROM OPERATIONS — BASIC	52,156	42,390	181,151
Add:
Preferred A dividends (3)	—	800	1,587
Minority interest in income of consolidated partnership	401	240	642
FUNDS FROM OPERATIONS — DILUTED	$52,557	$43,430	$183,380

FUNDS FROM OPERATIONS PER SHARE — BASIC	$0.54	$0.46	$1.90
FUNDS FROM OPERATIONS PER SHARE — DILUTED	0.53	0.45	1.88

Weighted average common shares outstanding — basic	96,937	92,191	95,119
ERP partnership units	2,178	1,116	897
Options	487	575	536
Dilutive effect of convertible Preferred A (3)	—	1,874	937
Weighted average common shares outstanding — diluted	99,602	95,756	97,489

Dividend per Common share	$0.41250	$0.41250	$1.65000
Dividend per Preferred A share (3)	—	0.53125	1.06250
Dividend per Preferred B share	0.53906	0.53906	0.53906
Dividend per Preferred D share	0.97500	0.97500	0.97500

Common dividends	$39,978	$38,957	$158,124
Preferred A dividends (3)	—	800	1,587
Preferred B dividends	3,396	3,396	13,584
Preferred D dividends	1,463	1,463	5,852
TOTAL DISTRIBUTIONS	$44,837	$44,616	$179,147

Payout ratio of common dividends/diluted funds from operations	76%	90%	86%

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

			Twelve
	Three Months Ended		Months Ended
	03/31/03	03/31/02	12/31/02

Capital Expenditures:
New development (6)	$—	$—	$—
Building additions and expansions (7)	8,550	5,727	35,468
Building improvements capitalized (8)	1,253	1,865	10,788
Tenant improvements	3,233	2,408	11,184
Leasing commissions	852	387	3,925
TOTAL CAPITAL EXPENDITURES	$13,888	$10,387	$61,365

Straight line rents	$1,512	$503	$4,075

Capitalized interest	$1,007	$657	$3,733

(1)  Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as various non-recurring items, gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare. FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO.

(2)  Includes pro rata share of joint venture projects.

(3) On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent of $20.10 per share.

(4)  Excludes gain / loss on sale of land.

(5)  For the twelve months ended December 31, 2002 balances include approximately $17.0 million of previously deferred gain incurred in connection with the Company’s sale of its garden apartment portfolio in 2001.

(6)  Includes ground-up development.

(7)  Revenue-enhancing expenditures.

(8)  Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Selected Financial Ratios / Data

(In thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	03/31/03		03/31/02		12/31/02
Debt coverage ratios:
Interest coverage ratio (EBITDA/interest expense)	3.10	x	3.36	x	3.12	x
Debt service coverage (EBITDA/(interest expense +	2.81	x	3.02	x	2.85	x
scheduled principal payments))
Fixed charge coverage (EBITDA/(interest expense +	2.40	x	2.41	x	2.37	x
scheduled principal payments + preferred dividends))
Fixed charge coverage (excluding capitalized interest and	2.70	x	2.70	x	2.64	x
scheduled principal payments)

Debt/equity ratios:
Total debt/total market capitalization	45.4%		41.4%		45.5%
Total debt/total equity market capitalization	83.0%		70.7%		83.6%
Total debt/total book assets	50.4%		46.5%		49.6%
Total debt/undepreciated book value (1)	46.2%		42.8%		45.7%

Operating statistics:
NOI margin (NOI/total rental revenues)	66.44%		70.08%		68.43%
Expense recovery ratio (expense reimbursements/(operating costs +	62.51%		66.48%		65.70%
real estate and other taxes)
Annualized G&A/total assets	0.48%		0.44%		0.51%
G&A/total revenues (excluding currency change)	3.37%		4.06%		4.37%

Market capitalization calculations:
Common shares outstanding	97,053		94,442		96,916
Preferred A shares outstanding (2)	—		1,507		—
Preferred B shares outstanding	6,300		6,300		6,300
Preferred D shares outstanding	1,500		1,500		1,500

Common stock price end of period	$19.59		$20.05		$19.09
Preferred A price end of period (2)	—		26.00		—
Preferred B price end of period	25.11		24.93		25.20
Preferred D price end of period	50.00		50.00		50.00

Common market equity at end of period	$1,901,268		$1,893,562		$1,850,126
Preferred market equity at end of period	233,193		271,241		233,760
Total equity market capitalization	2,134,461		2,164,803		2,083,886
Total debt end of period	1,772,388		1,530,475		1,742,342
TOTAL MARKET CAPITALIZATION	$3,906,849		$3,695,278		$3,826,228

(1)  Excludes accumulated depreciation on operating and held for sale assets.

(2)  On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent of $20.10 per share.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Reconciliation of Selected Non-GAAP Financial Information to Most
Directly Comparable GAAP Financial Measure

(In thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	03/31/03		03/31/02		12/31/02

Net income to EBITDA calculation (includes pro rata share of joint venture projects): (1)
Net income	$35,189		$21,988		$122,062
Depreciation and amortization
Continuing operations real estate assets	19,290		15,209		67,592
Discontinued operations real estate assets	82		1,482		4,037
Income taxes	133		125		663
Interest expense
Continuing operations	26,062		20,345		94,835
Discontinued operations	—		13		50
(Gain) loss on sale of real estate	—		(319)		(371)
(Gain) loss on sale of discontinued operations (2)	(3,483)		133		(100,668)
Impairment of real estate
Impairment of real estate	—		4,000		88,229
Impairment of real estate held for sale	3,454		5,429		19,332
EBITDA	$80,727		$68,405		$295,761

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.36	x	2.10	x	1.19	x
Debt service coverage (earnings/(interest expense +	2.14	x	1.88	x	1.09	x
scheduled principal payments))
Fixed charge coverage (earnings/(interest expense +	1.83	x	1.49	x	0.90	x
scheduled principal payments + preferred dividends))
Fixed charge coverage (excluding capitalized interest and	2.05	x	1.67	x	1.01	x
scheduled principal payments)

Net income to earnings calculation:
Net income	$35,189		$21,988		$122,062
Deduct:
Income from discontinued operations	(113)		122		(103,719)
Equity in income of unconsolidated ventures	(473)		(1,718)		(5,245)
Add:
Minority interest in income of consolidated partnership	401		240		642
Interest expense	26,062		19,721		93,320
Distributed income of investments in unconsolidated joint ventures	243		917		3,761
Interest component of rental expense	126		78		428
EARNINGS	$61,435		$41,348		$111,249

Fixed charge calculation:
Interest expense	$26,062		$19,721		$93,320
Scheduled principal payments	2,677		2,318		9,034
Preferred dividends	4,859		5,659		21,023
FIXED CHARGE	$33,598		$27,698		$123,377

Capitalized interest	$1,007		$657		$3,733

Payout ratio of common dividends/net income available to common stockholders — diluted	130%		235%		145%

(1)  EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

(2)  For the twelve months ended December 31, 2002 balances include approximately $17.0 million of previously deferred gain incurred in connection with the Company’s sale of its garden apartment portfolio in 2001, as well as approximately $1.8 million resulting from the sale of individual land parcels at Clearwater Mall in 4Q 2002. The sale of the land parcels occurred prior to the Company’s contribution of the remaining mall property to the joint venture currently redeveloping the property, resulting in the entire gain being recorded by the Company.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Summary of Outstanding Debt

(In thousands)

					Percent of
	Lender	Out- standing Balance	Actual Interest Rate	Maturity Date	Total Indebted- ness
Fixed Rate Debt:
Secured Mortgage Indebtedness
Valley Fair Mall	Lincoln National Life	$15,389	7.600%	01/01/04	0.88%
Merchants Park / The Crossing at Fry Road	John Hancock	20,950	7.810%	07/01/04	1.20%
Briggsmore Plaza	AETNA Life Insurance	364	8.288%	08/01/04	0.02%
Genesee Valley Shopping Center	Nationwide Life Insurance	7,823	8.850%	02/10/05	0.45%
Roundtree Place	Nationwide Life Insurance	6,391	8.850%	02/10/05	0.36%
Grant Mills Station	Laureate Realty Services	6,880	8.850%	02/10/05	0.39%
Lagniappe Village Shopping Center	Laureate Realty Services	5,761	8.850%	02/10/05	0.33%
Mist Lake Plaza	Banker Financial	8,680	8.850%	02/10/05	0.50%
Parkway Plaza I	Sun Life Assurance Company	8,969	7.630%	04/01/06	0.51%
Parkway Plaza II	Sun Life Assurance Company	2,554	8.020%	04/01/06	0.15%
Alexis Park	SECORE Financial	4,561	9.390%	10/01/06	0.26%
Normandy Plaza	State Farm	2,954	8.200%	02/01/07	0.17%
Montebello Plaza	Dwyer-Curlett Inc.	4,926	9.625%	03/05/07	0.28%
Crown Point	Capital Market Services	7,251	8.120%	05/01/07	0.41%
Skyway Plaza	LaSalle National Bank	3,678	9.250%	05/01/07	0.21%
Westminster City Center	Wells Fargo Bank, N.A.	28,608	6.690%	02/01/08	1.63%
Glengary Shopping Center	Lehman Brothers Holdings, Inc.	3,971	7.320%	03/01/08	0.23%
42 properties (REMIC)	Norwest Bank/Midland Loan Services	154,310	6.670%	06/01/08	8.81%
Tuckernuck Square	LaSalle National Bank	5,431	7.880%	12/01/08	0.31%
Brice Park	USG Annuity and Life	3,451	7.875%	02/01/09	0.20%
London Marketplace	Aegon USA Realty	4,110	8.265%	04/01/09	0.23%
Paradise Plaza	CIGNA	1,879	9.150%	04/15/09	0.11%
Bristol Plaza	Sun Life Assurance Company	6,355	8.090%	11/01/09	0.36%
Festival Center	KeyBank National Association	2,532	8.240%	01/01/10	0.14%
Perry Marketplace	American Express	4,368	9.000%	04/01/10	0.25%
Saddletree Village Shopping Center	Aegon USA Realty	1,706	8.250%	05/22/10	0.10%
Sunshine Square	Sun Life Assurance Company	7,586	8.490%	05/31/10	0.43%
Marwood Plaza	Sun Life Assurance Company	4,406	8.280%	06/01/10	0.25%
Hampton Village Centre	Orix	29,331	8.530%	06/30/10	1.67%
Greentree	Conning Asset Management	5,093	8.240%	10/01/10	0.29%
Merchant’s Central	Conning Asset Management	6,330	8.240%	10/01/10	0.36%
Northside Plaza	Conning Asset Management	2,223	8.240%	10/01/10	0.13%
Habersham Crossing	Conning Asset Management	3,750	8.240%	10/01/10	0.21%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,677	8.000%	07/11/11	0.15%
Merchants Crossing	American Equity Investment	5,362	7.630%	09/14/11	0.31%
Irving West	Protective Life	2,231	8.500%	10/01/11	0.13%
Hunt River Commons	Nationwide Life Insurance	7,435	7.070%	10/01/11	0.42%
Chapel Square	American National	1,699	9.250%	02/01/13	0.10%
Northgate	State Farm	6,588	8.750%	06/30/13	0.38%
University IV	IDS Life Insurance Company	2,027	8.250%	03/01/15	0.12%
Riverview Plaza	Protective Life	4,710	8.625%	09/01/15	0.27%
Stratford Commons	Protective Life	5,233	8.125%	10/01/15	0.30%
Midway Market Square	MONY	17,525	8.180%	04/15/16	1.00%
Green Acres	Protective Life	11,320	7.500%	07/01/16	0.65%
Lexington Town Square	American Enterprise	1,878	8.500%	10/01/16	0.11%
Elkhart Market Centre	Protective Life	13,406	7.500%	08/01/18	0.76%
Northshore Plaza	IDS Life Insurance Company	3,754	8.050%	02/01/20	0.21%
Covered Bridge	Protective Life	2,780	7.500%	06/01/20	0.16%

Summary of Outstanding Debt

(In thousands)

					Percent of
	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Total Indebt- edness
Olympia Corners	Protective Life	5,462	7.500%	06/01/20	0.31%
Sun Plaza	Protective Life	10,154	7.500%	06/01/20	0.58%
The Vineyards	Protective Life	8,441	7.500%	06/01/20	0.48%
Arvada Plaza	American Centurion	2,176	7.670%	05/01/21	0.12%
Aurora Plaza	Protective Life	6,554	7.500%	06/01/21	0.37%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,891	7.880%	06/01/21	0.28%
Hilltop Plaza	IDS Life Insurance Company	5,893	7.640%	06/01/21	0.34%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,914	7.320%	03/01/28	0.22%

TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$518,681	6.155%		29.60%
Unsecured Notes
7.33%, 4 Year Unsecured Notes	—	$49,000	7.330%	11/20/03	2.80%
6.88%, 7 Year Unsecured Notes (1)	—	75,000	6.875%	10/15/04	4.28%
7.75%, 10 Year Unsecured Notes	—	100,000	7.750%	04/06/05	5.71%
7.35%, 10 Year Unsecured Notes	—	30,000	7.350%	06/15/07	1.71%
5.88%, 5 Year Unsecured Notes	—	250,000	5.875%	06/15/07	14.27%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	8.56%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	0.57%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	1.43%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.57%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.57%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.43%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.43%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%	07/30/29	1.43%
TOTAL FIXED RATE UNSECURED NOTES		$784,000	6.896%		44.74%
CAPITAL LEASES		$28,792	7.500%	06/20/31	1.64%
TOTAL FIXED RATE DEBT		$1,331,473	6.766%		75.98%
Variable Rate Debt (2):
Secured Mortgage Indebtedness
Highland Commons	GE Financial Assurance	$3,928	8.250%	12/01/09	0.22%
Lexington Road Plaza	Great Northern Insured Annuity	7,023	6.755%	09/01/11	0.40%
TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$10,951	7.291%		0.62%
Unsecured Credit Facilities
$155 Million Term Loan Facility	Fleet National Bank	$155,000	2.450%	12/31/03	8.84%
$350 Million Revolving Credit Facility	Fleet National Bank	255,000	2.350%	04/25/05	14.55%
TOTAL CREDIT FACILITIES		$410,000	2.388%		23.40%
TOTAL VARIABLE RATE DEBT		$420,951	2.515%		24.02%
TOTAL DEBT		$1,752,424	5.728%		100.00%
Net Unamortized Premiums on Mortgages		$19,581
Net Unamortized Discount on Notes		(2,120)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes (1)		2,503
TOTAL DEBT — NET		$1,772,388

(1)  The Company has entered into a two-year reverse swap agreement with Fleet National Bank related to $50.0 million outstanding under its 6.88%, 7 Year Unsecured Notes maturing October 15, 2004.  Under the agreement, Fleet National Bank will pay to the Company the difference between the fixed rate of the swap, 4.357%, and the floating rate option, which is the 6-month LIBOR rate, in arrears.

(2) The Company incurs interest on these obligations using either the 30-day LIBOR rate or Moody’s A Corporate Bond Index which were 1.30% and 5.77%, respectively as of March 31, 2003, plus spreads ranging from 125 to 375 basis points, as determined by the applicable loan agreement.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(In thousands)

	Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2003	$11,376	$204,000	(1)	$215,376	12.29%
2004	15,230	110,354		125,584	7.17%
2005	15,019	388,694	(2)	403,713	23.04%
2006	15,405	13,534		28,939	1.65%
2007	14,719	292,292		307,011	17.52%
2008	13,150	174,324		187,474	10.70%
2009	7,706	168,699		176,405	10.07%
2010+	103,148	204,774		307,922	17.57%
	$195,753	$1,556,671		$1,752,424	100.00%

Net Unamortized Premiums on Mortgages				$19,581
Net Unamortized Discount on Notes				(2,120)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes				2,503
TOTAL DEBT — NET				$1,772,388

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	7.7 Years	1.1 Years	6.1 Years
Excluding capital leases and credit facilities	7.3 Years	7.8 Years	7.3 Years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (3)	Required	Actual	Compliance
Total consolidated debt to total asset value	< 60%	50%	Yes
Total secured debt to total asset value	< 40%	16%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	193%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	281%	Yes

(1)  Scheduled maturities include $155.0 million representing the balance of the $155 Million Term Loan Facility drawn as of March 31, 2003 and maturing December 31, 2003.

(2)  Scheduled maturities include $255.0 million representing the balance of the $350 Million Revolving Credit Facility drawn as of March 31, 2003 and maturing April 25, 2005, with a one-year extension option.

(3)  For a complete listing of Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

2003 Portfolio / Property Acquisitions

	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap— Rate	Net Operating Income (NOI) (2)	GLA	Percent Leased (3)	Anchor Tenants	Year Built

Portfolio Acquisitions
1Q 2003
7 Shopping Centers	S	MI	01/03/03	$46,000,000	10.0%	$4,600,000	534,386	99%	Varied	Varied

Property Acquisitions
1Q 2003
Paradise Pavilion (4)	S	West Bend, WI	01/03/03	—	—	—	198,315	85%	Hobby Lobby, Kohl’s	1978
Vail Ranch II (5)	S	Temecula, CA	02/25/03	$10,510,474	9.5%	$1,376,000	105,000	86%	Powerhouse Gym, Stein Mart	2002
Total				$10,510,474	—	$1,376,000	303,315

		2003 Total Acquisitions		$56,510,474	—	$5,976,000	837,701

(1)  S — Shopping Center

(2)  Projected NOI for the twelve-month period following the closing date of acquisition.

(3)  As of closing date of acquisition.

(4)  Purchase Amount and NOI included in the Equity Investment Group portfolio acquisition on December 12, 2002.

(5)  Acquired the remaining 50 percent interest in the property for approximately $1.5 million in cash and the satisfaction of $9.0 million of mortgage indebtedness on the property.  Property is in the later stages of development and is expected to total 204,204 square feet when complete, including 99,204 square feet from Phase 1 of the property, which was already 100 percent owned by the Company.  Cap-rate and NOI calculated on a stabilized basis.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

2003 Portfolio / Property Dispositions

	Property Type (1)	Location	Sale Date	Sale Amount	Book Value	Gain/ (Loss)	Cap- Rate	NOI (2)	GLA/ Acres	Percent Leased (3)	Year Built
Portfolio Dispositions
1Q 2003
6 Kindercare Buildings	T	IN, MI	01/21/03	$2,100,000	$2,157,600	$(57,600)	11.5%	$241,085	28,228	100%	Varied

Property Dispositions
1Q 2003
Land, portion of Central Avenue Marketplace	L	Toledo, OH	01/03/03	$5,555,000	$3,071,800	$2,483,200	—	—	13 acres	—	—
Southwood Plaza	S	Bowling Green, OH	01/30/03	4,000,000	2,817,600	1,182,400	9.3%	$372,500	81,959	100%	1961
Parkway Plaza	S	Maumee, OH	01/30/03	2,600,000	2,691,500	(91,500)	7.9%	206,500	140,021	58%	1955
Eastgate Plaza	S	Americus, GA	03/04/03	920,000	953,100	(33,100)	8.3%	76,000	44,365	100%	1980
Total				$13,075,000	$9,534,000	$3,541,000	—	$655,000	266,345

		2003 Total Dispositions		$15,175,000	$11,691,600	$3,483,400	—	$896,085	294,573

(1) L - Land, S - Shopping Center, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

2003 Redevelopment / Outparcel Development Activities

							Construction
	Location	Year Built	Year Acquired	Project Description	Adjusted GLA	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete	Expected Total Project Cost	Expected Stabilized Return on Cost (2)
COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS

Redevelopment Activities

Paseo del Norte	Albuquerque, NM	2001	2002	Develop shopping center and replace anchor tenant	48,000	0%	Jul-02	Sep-03	10%	$ 2,613,000	12.0%
Superior Marketplace	Superior, CO	1997	2002	Completion of Phase I development and Phase II development	295,602	99%	Aug-02	Jun-04	19%	20,200,000	11.9%
Regency Park	Jacksonville, FL	1985	1997	Addition of a 10,867 SF Party City by combining stores and constructing 4,430 SF	333,865	80%	Aug-02	Jun-03	30%	1,200,000	14.0%
J*Town Center	Jeffersontown, KY	1959	1988	Phase I of reconfiguration of shopping center with 15,000 SF of new retail shops	201,000	32%	Aug-02	May-03	10%	1,700,000	13.2%
Laurel Square	Brick, NJ	1973	1992	Façade renovation with contract rent increases	246,235	96%	Sep-02	Jul-03	20%	610,000	13.2%
Old Egypt	Magnolia, TX	2002	2002	Construction of a new 14,580 SF Walgreen store	14,580	100%	Oct-02	Dec-03	25%	3,046,000	11.0%
Sun Plaza	Ft. Walton Beach, FL	1970	2002	Construction of a new 44,480 SF Publix and 4,200 SF of retail shops	159,101	63%	Feb-03	Jan-04	10%	4,446,923	12.1%
Tarpon Mall	Tarpon Springs, FL	1950	2002	Construction of a new 44,480 SF Publix, façade renovation and construction of a 4,000 SF outparcel building	135,491	48%	Feb-03	Dec-03	20%	7,015,195	10.5%
Westgate	Dublin, GA	1974	1990	Partial sale of shopping center to Home Depot for construction of a 95,000 SF store and construction of 19,000 SF of retail shops and outparcel leased to McDonald’s	114,665	72%	Feb-03	Dec-03	10%	1,900,000	11.0%
Tinley Park Plaza (3)	Tinley Park, IL	1973	1995	Redevelopment of former Builders Square parcel with a 76,521 SF main retail buidling and 13,200 SF outparcel building	255,391	55%	Mar-03	Mar-04	10%	4,952,500	9.4%
Georgetown Square (3)	Murfreesboro, TN	1986	1993	Extension of Kroger lease with store and shopping center remodel	104,117	90%	Mar-03	Dec-03	20%	1,466,690	12.0%
Vail Ranch Center (3) (4)	Temecula, CA	1997	2003	Construction of an additional 23,000 SF of retail shops and pad building	204,204	93%	Apr-03	Sep-03	0%	—	—
Ivyridge (3)	Philadelphia, PA	1963	1995	Construction of a new 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation	107,316	78%	Apr-03	Jun-04	10%	7,800,000	10.0%
Columbus Center (3)	Columbus, IN	1964	1988	Sale of former Ames to Target for a 126,000 SF store and façade renovation	270,500	33%	May-03	Nov-04	0%	3,900,000	12.8%
Delta Center (3)	Lansing, MI	1985	1995	Addition of a 21,500 SF Bed, Bath & Beyond and façade renovation	186,246	99%	May-03	Nov-03	0%	1,397,000	11.5%
Wallkill Plaza (3)	Middletown, NY	1986	1995	Replacement of Big V with new Wakefern ShopRite and façade renovation	203,234	94%	May-03	Oct-03	0%	1,225,600	10.3%
Market Place (3)	Piqua, OH	1972	1991	Reposition shopping center by adding 12,800 SF of new retail space and reconfiguring	183,139	58%	May-03	Apr-04	0%	2,607,000	10.6%
Cave Spring Corners (3)	Roanoke, VA	1969	1997	Construction of a new 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location	147,039	51%	May-03	May-04	0%	1,995,900	13.0%
Sunshine Square	Medford, NY	1989	2002	Construction of a new 65,000 SF Stop & Shop and façade renovation	230,235	84%	Jun-03	Jul-04	0%	4,796,792	15.2%
									Total	$72,872,600

Outparcel Development Activities

Colonial Marketplace	Orlando, FL	1986	1998	Purchase of adjacent 7,200 SF building to lease and renovate	136,023	97%	Mar-03	Oct-03	20%	$ 2,000,000	12.0%
									Total	$ 2,000,000

ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIES

Redevelopment Activities (5)

The Mall at 163rd Street	Miami, FL	1956	1998	Redevelopment of enclosed regional mall; contingent contract entered into with Wal-Mart	300,000	66%	Jul-03	Dec-04	15%	$20,000,000	10.5%
									Total	$20,000,000

							Construction
	Location	Year Built	Year Acquired	Project Description	Adjusted GLA	Percent Leased (1)	Start Date	Completion Date	Percent Complete	Expected Total Project Cost	Expected Stabilized Return on Cost (2)

Completed 2003 Redevelopment / Outparcel Development Activities

Arapahoe Crossings (6)	Aurora, CO	1996	2001	Final phase of development	466,106	100%	Oct-01	Jan-03	100%	—	—
Island Plaza	James Island, SC	1994	1997	Expansion of Food Lion by 9,000 SF	171,955	43%	Oct-01	Feb-03	100%	$ 1,120,000	13.5%
Kenworthy Crossing	El Paso, TX	2000	2002	Re-tenanting of former grocery space with Albertsons	70,969	87%	Aug-02	Feb-03	100%	5,002,000	11.0%
Braes Heights	Houston, TX	1953	2002	Construction of a new 14,471 SF Eckerd on outparcel and re-tenanting of former Eckerd space	100,264	86%	Jan-02	Feb-03	100%	2,000,000	11.0%
Bristol Plaza	Santa Ana, CA	1972	1997	Conversion of a former grocer into Trader Joe’s and Petco and façade renovation	111,403	100%	Jul-02	Mar-03	100%	3,917,000	12.5%
Braes Heights	Houston, TX	1953	2002	Conversion of second floor space into leasable office space	100,264	86%	Jan-03	Mar-03	100%	611,000	14.0%
									Total	$12,650,000

(1)        Includes all leases in force at March 31, 2003, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2)        Incremental income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.

(3)        Indicates project added during 1Q 2003.

(4)        Final phase of development is expected to cost $3.3 million.  Includes Phase 1 and Phase 2 of the property.  Phase 1 was acquired on December 31, 1997.

(5)        Expected total project cost less land sales.

(6)        Final phase of development is expected to cost $7.1 million.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Property Type Summary

					ABR		Quarterly NOI (1)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Company ABR	Amount	Percent of Company NOI
Stabilized Properties
Community and Neighborhood Shopping Centers	335	46,108,309	91%	42,143,362	$324,345,480	88.1%	$73,766,392	90.9%
Single Tenant Properties	26	840,766	84%	705,466	4,279,506	1.2%	912,635	1.1%
Enclosed Malls / Specialty Retail Properties	4	1,731,580	75%	1,302,971	18,127,966	4.9%	3,303,348	4.1%
Miscellaneous Properties	8	34,760	100%	34,760	326,940	0.1%	128,252	0.2%
	373	48,715,415	91%	44,186,559	$347,079,892	94.2%	$78,110,627	96.3%
Redevelopment Properties
Community and Neighborhood Shopping Centers	19	3,417,304	70%	2,395,321	$19,573,829	5.3%	$2,920,919	3.6%
Enclosed Malls / Specialty Retail Properties	1	300,000	66%	197,939	1,618,637	0.4%	104,694	0.1%
	20	3,717,304	70%	2,593,260	$21,192,465	5.8%	$3,025,613	3.7%

TOTAL PORTFOLIO	393	52,432,719	89%	46,779,819	$368,272,357	100.0%	$81,136,240	100.0%

Joint Venture Projects (2) (3) (4)	19	3,267,717	93%	2,445,209	$32,694,990

TOTAL PORTFOLIO INCLUDING JOINT VENTURE PROJECTS (4)	412	55,700,436	89%	49,225,028	$400,967,347

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (5) (6)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	28,651,310	64.3%	$169,344,282	$5.91	49.2%
Non-anchor Tenants	15,887,373	35.7%	174,575,026	10.99	50.8%
	44,538,683	100.0%	$343,919,308	$7.72	100.0%

(1)     Data includes $(166,000) of Quarterly NOI from properties classified as discontinued operations under SFAS 144.

(2)     All projects are community and neighborhood shopping centers.  Includes 100 percent of the property GLA, not pro rata share.

(3)     Information contained on pages 19 - 31 of this document excludes these properties.

(4)     Percent Leased and Leased GLA excludes CA New Plan Venture Fund In-Process Development Properties and Clearwater Mall.

(5)     Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(6)     Excludes joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Properties by State / Region

State	Number of Properties	Percent Leased	GLA	Percent of Scheduled ABR
Alabama	7	90%	760,014	1.1%
Arizona	8	87%	974,747	2.1%
Arkansas	2	98%	237,991	0.4%
California	15	90%	2,560,132	7.2%
Colorado	5	100%	1,210,066	3.7%
Delaware	1	100%	30,000	0.0%
Florida	30	86%	4,878,931	10.5%
Georgia	33	89%	3,628,627	5.7%
Illinois	12	87%	1,513,588	3.3%
Indiana	12	80%	1,515,802	1.9%
Iowa	3	97%	547,493	0.7%
Kentucky	11	91%	1,809,630	2.9%
Louisiana	6	96%	738,341	0.9%
Maryland	2	89%	278,934	0.5%
Massachusetts	2	100%	348,917	0.5%
Michigan	19	92%	2,924,143	6.2%
Minnesota	1	98%	55,715	0.1%
Mississippi	1	100%	87,721	0.1%
Nebraska	2	100%	9,671	0.0%
Nevada	3	60%	589,334	1.0%
New Jersey	7	94%	880,817	2.0%
New Mexico	2	49%	97,600	0.1%
New York	25	82%	3,531,579	6.0%
North Carolina	14	95%	1,885,678	3.1%
Ohio	23	89%	3,654,048	6.4%
Pennsylvania	14	84%	2,161,064	4.3%
Rhode Island	1	93%	148,395	0.3%
South Carolina	7	69%	792,641	1.1%
Tennessee	16	97%	1,926,084	3.4%
Texas	86	92%	9,371,218	18.2%
Utah	3	98%	602,435	1.1%
Virginia	13	93%	1,708,807	3.3%
West Virginia	3	92%	354,938	0.6%
Wisconsin	3	91%	458,268	0.7%
Wyoming	1	96%	159,350	0.2%
	393	89%	52,432,719	100%

Region (1)
East	100	87%	13,931,400	24.7%
Midwest	76	89%	10,838,078	19.7%
South	181	91%	21,628,927	40.4%
West	36	89%	6,034,314	15.2%
	393	89%	52,432,719	100%

(1)  NCREIF Regions

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Same Property NOI Analysis

(In thousands, except property statistics)

	Three Months Ended		Percent
	03/31/03	03/31/02	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	204	204
Gross leasable area	27,895,011	27,895,011
Percent leased	90.0%	91.0%	- 1.0%

Termination Fees: (1)	$38	$554

Property revenues	$66,708	$64,221	3.9%
Property operating expenses	21,710	18,328	18.5%
SAME PROPERTY NOI (GAAP BASIS)	$44,998	$45,893	- 2.0%
Operating margin (GAAP basis)	67.5%	71.5%	- 4.0%
Straight-line rent adjustment	644	159	305.0%
SAME PROPERTY NOI	$44,354	$45,734	- 3.0%
Operating margin	66.5%	71.2%	- 4.7%

(1) Excluded from Property revenues.

NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same store excludes properties that have or are undergoing redevelopment and includes only properties owned for the full quarters.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Top Ten Tenants

				GLA as a		ABR as a
		Number of		Percentage of Total		Percentage of Total
	Tenant	Leases	GLA	Portfolio GLA	ABR	Portfolio ABR
1	The Kroger Co. (1)	48	2,463,377	4.7%	$16,025,608	4.4%
2	Kmart Corporation	35	3,241,698	6.2%	13,499,948	3.7%
3	Wal-Mart Stores (2)	28	3,111,617	5.9%	13,076,283	3.6%
4	Ahold USA (3)	20	1,058,653	2.0%	7,753,271	2.1%
5	Winn-Dixie Stores (4)	21	957,261	1.8%	5,995,290	1.6%
6	The TJX Companies (5)	25	834,578	1.6%	5,518,435	1.5%
7	J.C. Penney Company (6)	43	778,302	1.5%	5,169,076	1.4%
8	Delhaize America (7)	21	694,210	1.3%	4,428,278	1.2%
9	Publix Super Markets	14	669,453	1.3%	4,026,750	1.1%
10	Big Lots, Inc.	35	973,745	1.9%	3,453,936	0.9%

		290	14,782,894	28.2%	$78,946,875	21.4%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes BI-LO, Food Max, Giant, Martin’s, Stop & Shop and Tops Market.

(4) Includes Save Rite Grocery Warehouse and Winn-Dixie.

(5) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(6) Includes Eckerd and JCPenney.

(7) Includes Food Lion and Kash n’ Karry.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

NEW LEASE SUMMARY
				Tenant
			Total New	Improvements	Leasing
	Number	GLA	ABR	Committed	Commissions
1Q 2003	118	417,346	$4,133,819	$2,453,542	$336,287
psf			9.91	5.88	0.81

RENEWAL LEASE SUMMARY
			Total Former	Total New	Increase/(Decrease)
	Number	GLA	ABR	ABR	Total Dollar	Percent
1Q 2003	200	864,333	$7,456,691	$8,074,431	$617,740	8.3%
psf			8.63	9.34	0.71

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in force at March 31, 2003, including those that are fully executed, but not yet open.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Lease Expiration Schedule

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2003	1082	3,459,392	7.40%	$8.71	8.18%
2004	1062	4,386,687	9.38%	8.52	10.15%
2005	1024	5,322,081	11.38%	7.87	11.38%
2006	846	4,746,842	10.15%	8.29	10.68%
2007	779	4,541,593	9.71%	8.78	10.83%
2008	376	3,122,748	6.68%	7.32	6.21%
2009	164	2,561,919	5.48%	6.93	4.82%
2010	151	2,778,003	5.94%	7.25	5.47%
2011	135	2,253,074	4.82%	8.22	5.03%
2012	118	1,212,519	2.59%	9.38	3.09%
2013+	343	12,394,961	26.50%	7.18	24.17%

	6,080	46,779,819	100.0%	$7.87	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Property Portfolio

Property Name		City	State	Year Built	Date Acquired	GLA	Percent Leased (1)	ABR	Anchor Tenant (2)	Anchor Tenant Not Owned (2)

Stabilized Properties

Community and Neighborhood Shopping Centers

1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$381,268	Big B Drugs,Winn-Dixie
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	936,916	Wal-Mart
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	67%	921,646	Wal-Mart
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	99%	1,404,636	Wal-Mart
5	Conway Towne Center	Conway	AR	1986	12/12/02	177,149	98%	1,264,260	JC Penney	Office Depot
6	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	100%	1,282,944	Food 4 Less, Osco Drugs
7	Kmart Plaza	Mesa	AZ	1970	12/28/90	182,933	97%	730,343	Kmart
8	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	98%	727,430	Food City
9	Sun Valley Plaza	Mesa	AZ	1981	05/31/94	107,405	47%	407,151	Family Dollar
10	Metro Marketplace	Phoenix	AZ	1988	06/21/91	251,175	85%	2,137,395	Office Max, Toys R Us
11	Northmall Centre	Tucson	AZ	1996	12/31/96	163,785	86%	1,409,703	CompUSA, JC Penney, Stein Mart
12	Bakersfield Plaza	Bakersfield	CA	1970	06/20/97	213,164	90%	1,844,814	Circuit City, Longs Drugs	Mervyn’s
13	Sony/Kinko	Burbank	CA	1988	05/01/89	14,176	100%	404,364	—
14	Carmen Plaza	Camarillo	CA	1971	06/20/97	129,264	94%	1,437,935	24 Hour Fitness	Big Lots, Garfields, Kragen, Trader Joe’s
15	Cudahy Plaza	Cudahy	CA	1968	06/20/97	138,430	100%	679,610	Big Lots, Kmart
16	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	92%	1,857,602	Home Depot, PetsMart, Smart & Final	Mervyn’s
17	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	100%	1,051,758	United Artists, Wherehouse
18	Briggsmore Plaza	Modesto	CA	1974	06/20/97	98,945	94%	709,615	Big Lots, Grocery Outlet, Outdoor World	Fitness Choice
19	Montebello Plaza	Montebello	CA	1974	06/20/97	289,790	96%	2,767,365	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
20	Paradise Plaza	Paradise	CA	1979	06/20/97	198,484	99%	731,540	Albertsons, Kmart, Rite Aid
21	Metro 580	Pleasanton	CA	1996	09/15/97	174,584	80%	2,194,107	Borders, Linens ‘N Things	Wal-Mart
22	Rose Pavilion	Pleasanton	CA	1987	02/27/98	277,848	86%	3,937,127	Levitz Furniture, Macy’s Home Store	Long’s Drugs
23	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	98%	1,663,361	T.J. Maxx	Ralph’s, Rite Aid
24	Bristol Plaza	Santa Ana	CA	1972	06/20/97	111,403	100%	1,615,745	Big Lots, Petco, Rite Aid, Trader Joe’s	Michael’s
25	Arvada Plaza	Arvada	CO	1977	12/12/02	98,272	100%	474,117	Arc Thrift Store, King Soopers
26	Arapahoe Crossings	Aurora	CO	1996	10/10/01	466,106	100%	6,272,318	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘N Things, Marshalls, Old Navy, Ross
27	Aurora Plaza	Aurora	CO	1965	12/12/02	157,786	100%	832,579	Big Lots, King Soopers, Latino Cinema
28	Westminster City Center	Westminster	CO	1996	12/16/97	339,600	100%	4,449,600	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith
29	Brooksville Square	Brooksville	FL	1987	03/28/94	192,452	98%	796,190	Publix, Walgreens
30	Coconut Creek	Coconut Creek	FL	1983	03/01/02	267,246	78%	2,298,627	Big Lots, Lady of America Gym, Publix
31	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,286,248	Kmart, Publix
32	Morse Shores	Ft. Myers	FL	1983	03/01/02	169,545	93%	1,010,274	Beall’s Outlet, Big Lots, Publix
33	Holly Hill Shopping Center	Holly Hill	FL	1984	12/12/02	116,096	91%	826,906	Family Dollar, Winn-Dixie
34	Normandy Square	Jacksonville	FL	1976	12/12/02	87,235	100%	623,118	Eckerd, Family Dollar, Winn-Dixie
35	Plaza 66	Kenneth City	FL	1985	12/12/02	95,320	98%	737,614	Kash n’ Karry
36	Eastgate S.C.	Lake Wales	FL	1994	05/20/94	102,161	7%	62,220	—	Winn-Dixie
37	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	97%	697,516	Ryan’s Family Steakhouse
38	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,324,100	Kmart, Ross, Winn-Dixie
39	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,757,368	Kmart, Publix
40	Southgate	New Port Richey	FL	1966	08/27/97	262,911	97%	899,013	Big Lots, Giant Book Sale, Publix
41	Presidential Plaza	North Lauderdale	FL	1977	04/18/97	88,306	94%	664,933	Winn-Dixie
42	Colonial Marketplace	Orlando	FL	1986	04/01/98	128,823	97%	965,784	Office Max	Target
43	Silver Hills	Orlando	FL	1985	03/01/02	108,812	92%	402,686	AutoZone, Buddy’s Home, Winn-Dixie
44	23rd Street Station	Panama City	FL	1986	07/01/98	98,827	95%	958,026	Publix
45	Pensacola Square	Pensacola	FL	1986	12/12/02	134,806	100%	1,240,699	Circuit City, Ethan Allen, Office Max	Books-A—Million, Hobby Lobby
46	Riverwood	Port Orange	FL	1990	09/05/97	93,506	94%	484,327	Walgreens, Winn-Dixie
47	Seminole Plaza	Seminole	FL	1964	06/11/98	146,720	97%	824,369	Burlington Coat, T.J. Maxx
48	Eagles Park	St. Petersburg	FL	1986	03/01/02	126,171	91%	987,096	Publix
49	Rutland Plaza	St. Petersburg	FL	1964	11/01/96	149,562	99%	1,113,206	Big Lots, Winn-Dixie
50	Skyway Plaza	St. Petersburg	FL	1959	12/12/02	110,799	89%	725,925	Dollar Tree, Kash n’ Karry, Walgreens
51	Downtown Publix	Stuart	FL	1965	03/01/02	153,196	89%	1,238,303	Publix, Schumacher Music

52	Albany Plaza	Albany	GA	1968	05/12/94	114,169	89%	617,213	Big Lots, Food Lion
53	Southgate Plaza	Albany	GA	1969	07/11/90	61,816	97%	394,995	Bargain Town, Cititrends, OK Beauty Supply, Save-A—Lot
54	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	96%	937,242	Belk’s, Harveys
55	Northeast Plaza	Atlanta	GA	1952	12/12/02	431,089	70%	2,669,866	Furniture Plus, Publix
56	North Leg Plaza	Augusta	GA	1987	12/12/02	118,580	100%	598,740	Beall’s Outlet, Big Lots, Food Lion
57	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	95%	431,412	CVS, Save Rite Grocery Warehouse
58	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	96%	548,151	Badcock Furniture, Kroger
59	Covered Bridge	Clayton	GA	1986	12/12/02	61,375	100%	390,298	BI-LO, Family Dollar
60	Cordele Square	Cordele	GA	1968	07/11/90	128,927	93%	653,860	Belk’s, Harvey Foods
61	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	51%	69,113	Fred’s Dollar Store
62	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%	793,465	B.C. Moore, Wal-Mart
63	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	98%	738,863	Kmart, Winn-Dixie
64	Covington Gallery	Covington	GA	1991	12/30/93	174,857	98%	1,001,025	Ingles, Kmart
65	Northside Plaza	Dalton	GA	1990	10/11/95	73,931	98%	532,398	BI-LO, Family Dollar
66	Midway Village	Douglasville	GA	1989	05/01/97	73,028	100%	524,890	Save Rite Grocery Warehouse
67	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	93%	382,172	Marshalls
68	New Chastain Corners	Marietta	GA	1990	07/17/97	108,380	97%	1,060,100	Kroger
69	Pavilions at Eastlake	Marietta	GA	1986	03/01/99	159,088	97%	1,651,035	Kroger
70	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	100%	382,048	Family Dollar, Marshalls
71	Merchants Crossing	Newnan	GA	1974	12/12/02	174,059	100%	808,412	Hastings, Kroger
72	Perry Marketplace	Perry	GA	1992	12/30/92	179,973	70%	537,569	Beall’s Outlet, Fred’s, Kroger
73	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	98%	573,902	Save Rite Grocery Warehouse
74	Shops of Riverdale	Riverdale	GA	1995	02/15/96	34,255	36%	150,852	—	Wal-Mart
75	Eisenhower Square	Savannah	GA	1985	07/16/97	125,120	97%	829,215	Eisenhower Cinema, Food Lion
76	Victory Square	Savannah	GA	1986	07/02/92	168,514	78%	929,983	Food Lion, Scotty’s
77	Wisteria Village Shopping Center	Snellville	GA	1985	10/11/95	164,646	93%	988,797	Kmart
78	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	557,670	—
79	Tift-Town	Tifton	GA	1965	07/11/90	58,818	68%	167,508	Beall’s Outlet, CVS, Family Dollar
80	Westgate	Tifton	GA	1980	07/11/90	16,307	100%	142,100	—
81	Haymarket Mall	Des Moines	IA	1979	05/12/95	240,372	100%	1,203,268	Burlington Coat Factory, Hobby Lobby
82	Haymarket Square	Des Moines	IA	1979	05/12/95	266,803	94%	1,290,351	Big Lots, Dahl’s Foods, Nova Cinema, Office Depot
83	Village Mart	Aurora	IL	1978	12/12/02	89,528	100%	663,415	Eagle Country Market, Family Dollar, Village Discount Outlet
84	Festival Center	Bradley	IL	1989	12/12/02	63,796	100%	419,703	Dollar General, Festival Foods
85	Southfield Plaza	Bridgeview	IL	1958	12/03/96	198,331	91%	1,764,566	Dominick’s Foods, Hobby Lobby
86	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	100%	417,758	Big Lots, Hobby Lobby
87	Freeport Plaza	Freeport	IL	1968	12/12/02	87,846	100%	488,251	Cub Foods, Stone’s Hallmark
88	Westridge Court	Naperville	IL	1990	07/18/97	452,183	99%	5,434,036	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre, Spiegel
89	Olympia Corners	Olympia Fields	IL	1988	12/12/02	114,067	93%	846,857	Jewel-Osco
90	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	96%	617,057	CVS, Martin’s Super Market
91	Elkhart Market Centre	Goshen	IN	1990	12/12/02	349,115	99%	1,871,996	Sam’s Wholesale Club, Wal-Mart
92	Marwood Plaza	Indianapolis	IN	1966	12/12/02	107,080	100%	752,146	CVS, Fashion Bug Plus, Kroger
93	Westlane Shopping Center	Indianapolis	IN	1968	12/12/02	71,490	100%	398,189	CVS, Family Dollar, Lo Bill Foods
94	Jasper Manor	Jasper	IN	1990	02/18/92	194,120	76%	707,918	Holiday Foods, Kmart
95	Valley View Plaza	Marion	IN	1989	03/28/94	29,974	96%	291,287	Webb’s Hallmark	Wal-Mart
96	Town Fair	Princeton	IN	1991	02/09/93	113,939	100%	481,589	Goody’s, Kmart
97	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	92%	306,554	Buehler Foods	Big Lots
98	Wabash Crossing	Wabash	IN	1988	12/16/93	166,992	100%	975,013	Scott’s Foods
99	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	97%	983,468	Goody’s, JC Penney, Kroger
100	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	99%	806,367	Kmart, Staples
101	Florence Plaza	Florence	KY	1985	12/12/02	170,404	100%	1,202,975	99 Center, Dick’s Sporting Goods, Rhodes Furniture	Toys R’ Us
102	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	755,689	Food Lion, Kmart
103	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	98%	1,580,957	Wal-Mart
104	London Marketplace	London	KY	1994	03/17/94	169,032	100%	1,068,179	Goody’s, Kmart, Kroger

105	Eastgate Shopping Center	Louisville	KY	1987	11/10/93	162,041	98%	1,387,022	Kroger
106	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	83%	339,322	Big Lots, Royal Garden Buffet, Save-A—Lot
107	Towne Square North	Owensboro	KY	1988	12/12/02	163,248	99%	936,309	Books-A—Million, Hobby Lobby, Office Depot
108	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	100%	1,254,128	Kmart, Kroger
109	Karam Shopping Center	Lafayette	LA	1970	12/12/02	100,238	100%	345,574	Conn’s Appliance, Super 1 Foods
110	Desiard Plaza	Monroe	LA	1984	12/12/02	65,439	86%	293,747	Brookshire’s, Family Dollar
111	Iberia Plaza	New Iberia	LA	1983	03/01/02	132,107	97%	626,621	Stage, Super 1
112	Lagniappe Village	New Iberia	LA	1990	07/01/98	220,225	92%	946,761	Big Lots
113	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	985,675	Kmart, Super 1
114	Points West	Brockton	MA	1960	12/12/02	144,042	100%	859,617	HomeGoods, Ocean State Job Lot
115	Holyoke Shopping Center	Holyoke	MA	1971	12/12/02	204,875	100%	1,156,214	Stop & Shop
116	Liberty Plaza	Randallstown	MD	1962	05/12/95	215,574	87%	1,389,108	Marshalls
117	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	63,360	94%	575,560	Family Dollar, Martin’s
118	Maple Village	Ann Arbor	MI	1965	10/14/94	288,046	98%	1,569,580	Dunham’s, Kmart
119	Grand Crossing	Brighton	MI	1989	01/03/03	77,956	100%	722,978	ACO Hardware, VG’S Food
120	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	93%	631,028	Farmer Jack
121	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food
122	Fremont	Fremont	MI	1974	01/03/03	40,800	100%	227,371	D&W Food Center
123	Cascade East	Grand Rapids	MI	1967	01/03/03	99,542	100%	927,776	D&W Food Center, Powerhouse Gym
124	Kentwood	Kentwood	MI	1972	01/03/03	78,007	100%	557,940	D&W Food Center, Spartan Stores, Video Master
125	Hampton Village Centre	Rochester Hills	MI	1990	12/12/95	460,353	99%	4,692,373	Farmer Jack, Kohl’s, Star Theatre, T.J. Maxx	Target
126	Fashion Corner	Saginaw	MI	1986	12/12/95	188,877	63%	960,538	Bed, Bath & Beyond, Best Buy
127	Green Acres	Saginaw	MI	1960	12/12/02	271,506	91%	1,482,173	A.J. Wright, Big Lots, Farmer Jack
128	Hall Road Crossing	Shelby Township	MI	1985	12/12/95	175,763	97%	1,829,303	Gander Mountain
129	Southfield Shopping Center	Southfield	MI	1970	02/12/98	106,948	81%	963,850	Farmer Jack	Burlington Coats, F&M, Marshalls
130	18 & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,282,253	CVS, Sears Hardware, VG’S Food
131	Delco Plaza	Sterling Heights	MI	1973	11/14/96	154,853	100%	766,536	Babies R Us, Bed, Bath & Beyond, Dunham’s
132	Harvest Place	Stevensville	MI	1965	01/03/03	61,965	96%	498,466	D&W Food Center
133	Westland Crossing	Westland	MI	1986	11/16/99	141,738	88%	1,216,332	Grand Prix of America, Michaels	Toys R Us
134	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	93%	1,246,849	Busch Grocery, Wal-Mart
135	Washtenaw Fountain Plaza	Ypsilanti	MI	1989	10/05/92	135,790	52%	459,459	Dunhams
136	University IV	Spring Lake Park	MN	1978	12/12/02	55,715	97%	438,413	Northwest Bookstore, Paper Warehouse, The Gym
137	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	351,136	Books-A—Million, Georgia Carpet Outlet, Office Depot
138	Stanly County Plaza	Albermarle	NC	1988	03/28/94	63,637	96%	442,825	Ingles	Wal-Mart
139	Village Marketplace	Asheboro	NC	1988	04/13/95	87,869	84%	554,252	—
140	Macon Plaza	Franklin	NC	1982	12/12/02	92,967	91%	377,814	BI-LO, Peebles
141	Foothills Market	Jonesville	NC	1988	06/05/95	49,630	94%	281,109	Food Lion
142	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	88%	309,880	CVS, Food Lion	Wal-Mart
143	Kinston Pointe	Kinston	NC	1991	07/05/95	248,180	97%	698,715	Dollar Tree, Wal-Mart
144	Roxboro Square	Roxboro	NC	1989	06/05/95	98,980	93%	583,179	—
145	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	90%	655,312	Belk-Yates
146	Crossroads Center	Statesville	NC	1991	02/27/96	340,190	99%	2,000,411	Wal-Mart
147	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	95%	637,060	Eckerds, Lowe’s Food
148	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	93%	695,473	B.C. Moore, Food Lion, Wal-Mart
149	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	99%	1,015,552	Wal-Mart, Winn-Dixie	Belk’s
150	Parkway Plaza	Winston-Salem	NC	1960	12/12/02	286,405	93%	2,341,404	Comfort Home Furniture, Lowes Foods, Office Depot
151	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	925,465	Michaels, Office Max, Wherehouse
152	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	100%	840,790	Kmart
153	Bennetts Mills Plaza	Jackson	NJ	1988	09/01/94	127,230	99%	1,108,070	Countyline Hardware, Stop & Shop
154	Middletown Plaza	Middletown	NJ	1972	01/01/75	198,068	86%	2,327,674	ShopRite
155	Tinton Falls Plaza	Tinton Falls	NJ	1953	01/30/98	100,582	92%	898,237	Burlington Coat Factory, Lifestyle Fitness	A&P
156	Dover Park Plaza	Yardville	NJ	1966	01/28/00	59,642	85%	554,481	CVS
157	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	418,000	Smith’s Food

158	Galleria Commons	Henderson	NV	1998	06/09/98	276,460	52%	1,658,592	Babies R Us, Stein Mart, T.J. Maxx
159	Renaissance Center East	Las Vegas	NV	1981	10/17/96	145,578	84%	1,347,921	Albertsons
160	Kietzke Center	Reno	NV	1974	06/20/97	167,296	53%	788,602	Ric's Furniture
161	University Mall	Canton	NY	1967	01/01/76	78,738	34%	163,092	Rexford's Hardware
162	Cortlandville	Cortland	NY	1984	08/04/87	100,300	28%	94,050	Country Max, Kinney Drugs
163	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	594,175	Kmart, Office Max
164	D & F Plaza	Dunkirk	NY	1967	01/01/86	190,217	90%	916,082	Big Lots, Quality Markets
165	Elmira Plaza	Elmira	NY	1976	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
166	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,510,352	Wal-Mart, Wegmans
167	Pyramid Mall	Geneva	NY	1973	08/03/93	239,500	98%	1,180,739	Big Lots, Tops Market
168	McKinley Plaza	Hamburg	NY	1991	06/14/92	92,795	96%	845,355	T.J. Maxx
169	Hornell Plaza	Hornell	NY	1995	07/31/98	253,703	98%	1,772,982	Wal-Mart, Wegmans
170	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	98%	1,135,666	Eckerd, Penn Traffic, T.J. Maxx
171	Shops at Seneca Mall	Liverpool	NY	1971	08/03/93	237,202	84%	1,223,226	Kmart
172	Transit Road Plaza	Lockport	NY	1971	08/03/93	138,119	25%	185,605	Save-A-Lot
173	Monroe ShopRite Plaza	Monroe	NY	1972	08/01/97	122,394	97%	1,380,541	Eckerd, Lifeplex, ShopRite, US Postal
174	Rockland Plaza	Nanuet	NY	1963	01/01/83	247,957	96%	4,476,614	Marshalls, Rockbottom
175	South Plaza	Norwich	NY	1967	04/01/83	143,665	52%	241,566	Plaza Lanes, Sav-A-Lot
176	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	34%	107,977	-
177	Oswego Plaza	Oswego	NY	1966	01/01/77	128,087	98%	626,481	Big Lots, JC Penney
178	Mohawk Acres	Rome	NY	1965	01/20/84	155,840	83%	692,241	Applebees, P & C Supermarket
179	Price Chopper Plaza	Rome	NY	1988	08/03/93	78,400	80%	394,930	Price Chopper
180	Westgate Manor	Rome	NY	1961	01/01/86	65,813	96%	387,479	Big Lots, Rome Cinemas
181	Northland	Watertown	NY	1962	01/01/73	122,666	28%	252,914	-
182	Whitestown Plaza	Whitesboro	NY	1953	04/03/02	80,612	76%	536,553	Fleet Bank, Third Price Sportswear, Victory Markets
183	Ashland Square	Ashland	OH	1990	10/06/93	163,168	99%	936,203	Wal-Mart
184	Harbor Plaza	Ashtabula	OH	1988	02/20/91	51,794	77%	277,478	-
185	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	89%	1,273,417	Circuit City, OfficeMax	Pat Catan's Craft Centers
186	Brentwood Plaza	Cincinnati	OH	1957	05/04/94	232,567	89%	1,186,131	Furniture & Mattress Dist. Center
187	Delhi	Cincinnati	OH	1973	05/22/96	166,317	97%	1,475,513	Big Lots, Kroger
188	Hillcrest Square	Cincinnati	OH	1981	12/12/02	150,218	100%	560,774	Furniture & Mattress Dist. Center, Kroger
189	Western Village	Cincinnati	OH	1960	05/04/94	138,526	76%	554,165	Furniture & Mattress Dist. Center
190	Crown Point	Columbus	OH	1980	07/23/98	147,427	95%	1,236,754	Kroger, Lombards
191	Greentree Shopping Center	Columbus	OH	1974	07/23/98	128,501	80%	937,000	Kroger
192	Karl Plaza	Columbus	OH	1972	12/12/02	100,396	98%	647,288	Staples	Frank's Nursery & Crafts
193	South Towne Centre	Dayton	OH	1972	03/27/92	308,699	99%	2,480,612	Borders, Burlington Coat Factory, Kmart, Value City Furniture
194	Heritage Square	Dover	OH	1959	08/31/93	231,735	63%	837,111	Bag N Save Foods
195	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	98%	1,147,190	Goodwill, Tops Market
196	Midway Crossing	Elyria	OH	1986	12/11/95	138,265	88%	981,779	Dunham's, Jo-Ann Fabrics, TJ Maxx	Kids R Us, Toys R Us
197	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	99%	2,692,104	Circuit City, Dick's Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
198	Silver Bridge Plaza	Gallipolis	OH	1972	12/28/86	145,481	80%	472,469	Big Lots, Tractor Supply Company
199	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	454,110	Chief Supermarket, Rite Aid
200	New Boston	New Boston	OH	1991	02/17/93	238,711	96%	1,402,163	Festival Foods, Wal-Mart
201	Brice Park	Reynoldsburg	OH	1989	03/04/98	168,284	100%	1,773,592	Gregg Appliances, Michaels, Old Navy
202	Alexis Park	Toledo	OH	1969	12/12/02	258,942	96%	1,163,891	Food Town, Value City
203	Glengary Shopping Center	Westerville	OH	1976	12/12/02	101,068	71%	580,963	Aldi
204	Bethel Park	Bethel Park	PA	1965	05/14/97	224,069	98%	1,336,683	Giant Eagle
205	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	99%	1,345,979	Big Lots, Pathmark
206	Dillsburg Shopping Center	Dillsburg	PA	1994	10/16/96	146,193	74%	999,650	Giant Food Stores
207	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,380,657	Kmart, Weis Markets
208	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	87%	339,677	Dunham's, Staples	Toys R Us
209	New Garden	Kennett Square	PA	1979	06/20/97	149,270	91%	642,744	Acme Markets, Big Lots
210	Stone Mill Plaza	Lancaster	PA	1988	01/06/94	94,493	95%	864,574	Giant Food Stores, Rent-To-Own
211	Roosevelt Mall	Philadelphia	PA	1964	01/01/64	560,439	97%	6,053,776	Strawbridge's
212	Hampton Square	Southampton	PA	1980	12/29/98	62,933	98%	658,746	Eckerds, McCaffrey's
213	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%	528,343	Hallmark, Redner's Markets	Kmart

214	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,395	93%	1,206,072	Marshalls, Ocean State Job Lot, Stop & Shop
215	South Park	Aiken	SC	1991	12/12/02	55,580	100%	258,025	Fred’s, Goodwill Emporium
216	Circle Center	Hilton Head	SC	1992	03/24/94	65,313	90%	622,289	BI-LO
217	Palmetto Crossroads	Hilton Head	SC	1990	10/18/95	40,916	94%	292,430	Food Lion
218	Island Plaza	James Island	SC	1994	10/06/97	171,955	43%	589,314	Food Lion
219	Lexington Town Square	Lexington	SC	1978	12/12/02	75,763	95%	361,337	Carolina Pet Supply, Eckerds, Food Lion
220	Festival Centre	North Charleston	SC	1987	12/12/02	322,876	59%	1,321,609	Hamrick’s Apparel, Holiday Inn Worldwide, Piggly Wiggly
221	Remount Village	North Charleston	SC	1996	11/13/96	60,238	97%	557,371	BI-LO
222	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,151,072	BI-LO, Kmart
223	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	663,435	CVS, Winn-Dixie
224	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	295,354	Dollar General, Food Lion
225	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	86%	556,828	Dollar Tree, Stringer’s Restaurant, Winn-Dixie
226	Greeneville Commons	Greeneville	TN	1990	03/10/92	228,618	99%	1,519,547	Kmart, Proffitt’s
227	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	97%	495,044	Food Lion	Wal-Mart
228	Kimball Crossing	Kimball	TN	1987	11/27/95	280,476	99%	1,702,370	Factory Direct Home Furnishing, Wal-Mart
229	Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	97%	988,946	Food Lion, Goody’s, Wal-Mart
230	Chapman Square	Knoxville	TN	1986	12/12/02	53,591	84%	411,594	Dollar Tree	Kroger
231	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	356,832	Dollar General, Food Lion	The Crystal Company
232	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	98%	633,755	Dollar Tree, Winn-Dixie
233	Madison Street Station	Shelbyville	TN	1985	10/11/95	56,766	100%	367,913	BI-LO, Dollar Tree
234	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	98%	1,184,445	Wal-Mart
235	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	99%	1,193,760	Wal-Mart
236	Palm Plaza	Aransas	TX	1979	03/01/02	52,104	74%	196,248	Beall’s, Family Dollar
237	Bardin Place Center	Arlington	TX	1993	10/06/97	303,899	89%	2,297,184	Oshman’s	Hobby Lobby
238	Windsor Village	Austin	TX	1959	03/01/02	114,776	56%	543,384	—
239	Baytown Shopping Center	Baytown	TX	1987	03/01/02	95,941	96%	943,755	—
240	Cedar Bellaire	Bellaire	TX	1950	03/01/02	50,967	100%	453,974	H.E.B. Pantry Foods, ICI Paints
241	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	353,497	Davis Food City, Family Dollar, Hancock Fabrics
242	Rice Bellaire	Bellaire	TX	1961	03/01/02	20,465	100%	450,256	Walgreens
243	Brenham Four Corners	Brenham	TX	1975	03/01/02	114,571	100%	758,105	Eckerd, H.E.B. Pantry Foods, Palais Royal
244	Bryan Square	Bryan	TX	1966	03/01/02	55,115	100%	178,616	Kroger
245	Townshire	Bryan	TX	1957	03/01/02	136,693	86%	628,303	Albertsons, Tops Printing
246	Plantation Plaza	Clute	TX	1973	03/01/02	98,429	99%	728,801	Kroger, Walgreens
247	Culpepper Plaza	College Station	TX	1976	03/01/02	206,398	93%	1,457,958	Baskins
248	Rock Prairie Crossing	College Station	TX	2000	03/01/02	118,254	100%	1,105,452	Kroger, Eckerd
249	Carmel Village	Corpus Christi	TX	1963	03/01/02	86,678	91%	588,470	Bay Area Dialysis, Beall’s, Tuesday Morning
250	Five Points	Corpus Christi	TX	1985	03/01/02	276,593	97%	1,915,720	Beall’s, Hobby Lobby, Melrose Fashion, Sutherland Lumber
251	Claremont Village	Dallas	TX	1976	03/01/02	66,980	100%	438,163	Family Dollar, Minyards
252	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	453,264	Blockbuster, Carnival, Family Dollar, Pancho’s
253	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	416,288	O’Reilly’s Auto Parts, Minyard
254	Webb Royal	Dallas	TX	1961	03/01/02	108,627	98%	724,956	Minyard, Nothing Over $1.00
255	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	92%	556,216	Malone’s
256	Wynnewood Village	Dallas	TX	1961	03/01/02	462,269	98%	3,792,638	Colbert’s, Eckerd, Fallas Paredes, Family Dollar, Factory 2-U, Kroger, Macfrugals, Mighty Dollar, Rhoton’s Food for Less
257	Parktown	Deer Park	TX	1985	03/01/02	122,926	95%	739,992	Burke’s Outlet, Gerland’s, Walgreens
258	Kenworthy Crossing	El Paso	TX	2000	03/01/02	70,969	87%	412,450	Albertsons
259	Friendswood Square	Friendswood	TX	1979	03/01/02	64,038	83%	461,556	—
260	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,967	100%	242,520	Family Dollar, Fiesta
261	Meadowbrook	Ft. Worth	TX	1966	03/01/02	40,308	100%	387,652	Dollar General, Eckerd, O’Reilly’s Auto Parts
262	Westcliff	Ft. Worth	TX	1955	03/01/02	133,705	93%	649,020	Amaximis Lending, Martin’s Hardware, Minyard
263	Village Plaza	Garland	TX	1964	03/01/02	89,241	99%	793,050	Truong Nguyen Grocer

264	North Hills Village	Haltom City	TX	1960	03/01/02	43,299	83%	172,812	Ace Hardware, Advantage Rental, Save-A-Lot
265	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,441	93%	1,040,895	Kroger
266	Antoine Square	Houston	TX	1974	03/01/02	54,512	96%	280,416	Kroger
267	Bay Forest	Houston	TX	1980	03/01/02	71,469	100%	679,566	Kroger
268	Beltway South	Houston	TX	1998	03/01/02	107,174	97%	794,388	Kroger
269	Braes Heights	Houston	TX	1953	03/01/02	100,264	86%	1,292,281	Eckerd
270	Braes Link	Houston	TX	1968	03/01/02	38,997	100%	580,928	Walgreens
271	Braes Oaks	Houston	TX	1966	03/01/02	46,720	96%	384,164	H.E.B. Pantry Foods
272	Braesgate	Houston	TX	1972	03/01/02	91,670	100%	613,375	—
273	Broadway	Houston	TX	1971	03/01/02	74,942	91%	438,651	Dollar General, The Worksource
274	Clear Lake Camino South	Houston	TX	1964	03/01/02	101,458	83%	750,634	Hancock Fabrics, Mr. Gatti’s Pizza
275	Edgebrook Plaza	Houston	TX	1974	03/01/02	100,170	100%	630,017	El Rodeo, Office Depot, Value Village
276	Fondren	Houston	TX	1971	03/01/02	45,873	100%	505,337	Eckerd, Fiesta Home Furniture
277	Hearthstone Corners	Houston	TX	1977	03/01/02	209,547	100%	1,676,670	Big Lots, Kroger, Powerhouse Gym, Stein Mart
278	Huntington Village	Houston	TX	1980	03/01/02	111,467	97%	755,363	Family Dollar, Foodtown, Twice Blessed
279	Inwood Forest	Houston	TX	1985	03/01/02	77,553	100%	784,797	Randalls
280	Jester Village	Houston	TX	1961	03/01/02	64,442	96%	518,261	H.E.B. Pantry Foods, Walgreens
281	Jones Plaza	Houston	TX	1974	03/01/02	111,255	88%	1,299,710	24 Hour Fitness, Hancock Fabrics
282	Jones Square	Houston	TX	1977	03/01/02	169,003	99%	1,085,199	D&D Sporting Goods, Hobby Lobby, King Dollar, Macfrugals, Walgreens
283	Lazybrook	Houston	TX	1962	03/01/02	10,745	81%	95,568	—
284	Long Point Square	Houston	TX	1980	03/01/02	74,329	100%	398,620	Family Dollar, Family Thrift, Hometown Warehouse
285	Maplewood Mall	Houston	TX	1962	03/01/02	94,148	88%	558,672	Cox’s Foodrama, Family Dollar
286	Merchants Park	Houston	TX	1955	03/01/02	241,742	100%	2,072,500	Fallas Paredes, Family Thrift, Golden Island, Kroger, Macfrugals, Merchants Bank
287	Mount Houston Square	Houston	TX	1974	03/01/02	173,819	67%	772,424	Fallas Paredes, Walgreens
288	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	84%	751,892	Amco Furniture, Furr’s Cafeteria
289	Northgate	Houston	TX	1972	03/01/02	43,244	100%	346,305	Blockbuster, Firestone, OfficeMax
290	Northshore East	Houston	TX	1956	03/01/02	90,031	95%	1,054,410	Office Depot
291	Northshore West	Houston	TX	1956	03/01/02	144,982	94%	1,100,420	Conn Appliances, Factory 2-U, Petco, Sellers Brothers
292	Northtown Plaza	Houston	TX	1960	03/01/02	192,009	100%	1,576,135	China Border, Factory 2-U, Fallas Paredes, Jo-Ann Fabrics, Macfrugals
293	Northwood	Houston	TX	1972	03/01/02	135,914	93%	905,700	Eckerd, Food City
294	Orange Grove	Houston	TX	1970	03/01/02	177,612	45%	970,127	Office Max, Prince’s Dollar Store
295	Pinemont	Houston	TX	1969	03/01/02	76,477	85%	812,188	Family Dollar, Houston Community College
296	Sharpstown Office Building	Houston	TX	1968	03/01/02	97,558	82%	410,100	Burlington Coat Factory
297	Stella Link	Houston	TX	1956	03/01/02	99,727	86%	613,728	Conn’s Clearance, Davis Food City
298	Tanglewilde	Houston	TX	1972	03/01/02	87,309	100%	821,307	Cavender’s Boot City, Eckerd, Firestone, Party City, Salon In The Park
299	Tidwell Place	Houston	TX	1983	03/01/02	41,630	95%	256,584	Doctors Hospital, Family Dollar
300	Westheimer Commons	Houston	TX	1984	03/01/02	249,789	95%	2,286,495	Coomers, Hancock Fabrics, Kroger, Marshalls, Michaels, Walgreens, Wherehouse
301	Irving West	Irving	TX	1987	09/14/93	70,056	97%	612,563	—
302	The Crossing at Fry Road	Katy	TX	1984	03/01/02	225,403	100%	1,938,797	Hobby Lobby, Kroger, Palais Royal, Stein Mart
303	Washington Square	Kaufman	TX	1978	03/01/02	65,050	100%	273,043	Eckerd, Family Dollar
304	League City	League City	TX	1980	03/01/02	99,021	90%	478,552	Bealls (Stage), Family Dollar, H.E.B. Pantry Foods, Jo-Ann Fabrics
305	Jefferson Park	Mount Pleasant	TX	1976	03/01/02	132,441	91%	699,847	Bealls (Stage), Super 1
306	Crossroads Center	Pasadena	TX	1980	03/01/02	135,692	97%	1,309,020	Kroger, Sears Hardware
307	Parkview East	Pasadena	TX	1968	03/01/02	38,186	93%	307,108	Dollar General, Hancock Fabrics
308	Parkview West	Pasadena	TX	1966	03/01/02	39,939	87%	310,523	Family Dollar
309	Spencer Square	Pasadena	TX	1974	03/01/02	194,549	97%	2,026,234	Eckerd, Kroger, Petco, Rockin Rodeo(Bushwacker’s)
310	Pearland Plaza	Pearland	TX	1978	03/01/02	156,661	94%	1,079,186	Kroger, Palais Royal, Petco, Walgreens
311	Northshore Plaza	Portland	TX	1981	12/12/02	152,144	98%	841,422	Beall’s, H.E.B.	Kmart
312	Lamar Plaza	Rosenberg	TX	1975	03/01/02	154,855	38%	263,781	Dollar General
313	Klein Square	Spring	TX	1977	03/01/02	80,857	98%	662,596	Family Dollar, Foodtown
314	Keegan’s Meadow	Stafford	TX	1983	03/01/02	125,298	97%	1,159,985	99 Cents Store, Palais Royal, Randalls
315	Texas City Bay	Texas City	TX	1973	03/01/02	235,784	96%	1,228,879	China Border, Factory 2-U, Kroger
316	Tomball Parkway Plaza	Tomball	TX	1984	03/01/02	133,629	96%	791,429	King Dollar, Palais Royal	Hobby Lobby, TSE Tractor Supply

317	Village Center	Victoria	TX	1970	03/01/02	118,827	87%	282,254	Bealls (Stage), Dollar King, Fabric Warehouse, Megaworld, Victoria Office Equipment
318	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,378,832	Ukrops Supermarket Kohl’s
319	Victorian Square	Midlothian	VA	1991	03/24/94	271,215	95%	1,810,516	Kmart, Kroger
320	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	97%	628,622	Northern Handyman
321	VA-KY Regional S.C.	Norton	VA	1989	12/30/92	193,238	100%	1,247,527	Goody’s, Ingles, Wal-Mart
322	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	84%	455,769	Food Lion
323	Tuckernuck Square	Richmond	VA	1981	12/12/02	86,010	99%	891,376	Babies R Us, Chuck E. Cheese
324	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	946,159	Wal-Mart
325	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	98%	761,573	CVS, Kroger
326	Lake Drive Plaza	Vinton	VA	1976	02/12/98	148,060	100%	1,019,056	Big Lots, Kroger
327	Hilltop Plaza	Virginia Beach	VA	1972	12/12/02	152,025	97%	1,110,427	Office Depot, The North Carolina Company
328	Ridgeview Centre	Wise	VA	1990	07/02/92	176,690	100%	1,192,380	Food City, Kmart	Belk’s
329	Packard Plaza	Cudahy	WI	1968	12/12/02	117,827	94%	575,879	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
330	Northridge Plaza	Milwaukee	WI	1974	12/12/02	142,126	84%	913,386	Big Lots, Circuit City
331	Paradise Pavilion	West Bend	WI	1978	12/12/02	198,315	95%	1,257,289	Hobby Lobby, Kohl’s	ShopKo
332	Moundsville Plaza	Moundsville	WV	1961	12/27/88	174,663	84%	985,771	Big Lots, Kroger
333	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	662,761	Office Depot, T.J. Maxx
334	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	98%	531,000	Kmart
335	Cheyenne Plaza	Cheyenne	WY	1970	12/12/02	159,350	95%	915,975	Big Lots, Big R Ranch & Home	Econofoods, Hobby Lobby

					TOTAL	46,108,309	91%	$324,345,480

1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	24 Hour Fitness	Scottsdale	AZ	1994	08/19/94	44,374	100%	749,773
6	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	70,000
7	Gold’s Gym	Brandon	FL	1982	08/10/93	36,750	100%	190,875
8	New Port Richey Center	New Port Richey	FL	1988	12/12/02	43,441	100%	333,844	Kash n' Karry
9	Albany I	Albany	GA	1981	08/10/93	72,900	100%	150,380
10	Rite Aid	East Albany	GA	1982	08/10/93	10,069	100%	54,567
11	Kroger	East Albany	GA	1982	08/10/93	34,019	100%	197,612	Harvey Foods
12	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
13	Decatur I	Decatur	IL	1983	08/10/93	29,000	0%	—
14	Kroger	Ottawa	IL	1982	08/10/93	44,088	100%	278,866
15	Lucky stores	Peoria	IL	1983	08/10/93	30,000	100%	208,133	Leath Furniture
16	Kroger	Waterloo	IL	1982	08/10/93	31,170	100%	207,135	Schnuck Markets
17	Hobart I	Hobart	IN	1983	08/10/93	29,300	0%	—
18	Michigan City I	Michigan City	IN	1983	08/10/93	29,000	0%	—
19	Safeway	West Monroe	LA	1981	08/10/93	41,293	100%	228,671	Brookshire’s
20	Northern Automotive	Grand Island	NE	1988	12/31/92	5,671	100%	79,140	Northeast Healthcare
21	Northern Automotive	Hastings	NE	1988	12/31/92	4,000	100%	56,658	Northeast Healthcare
22	Kroger	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
23	Hardees	Hanover	PA	1971	07/31/97	3,800	100%	24,100
24	Winn-Dixie	Chattanooga	TN	1995	03/31/97	43,848	100%	237,413
25	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
26	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755

					TOTAL	840,766	84%	$4,279,506
	Enclosed Malls / Specialty Retail Properties

1	Factory Merchants Barstow	Barstow	CA	1989	11/01/93	330,310	68%	$3,557,572	Esprit, Gap, Polo, Timberland
2	Pointe*Orlando	Orlando	FL	1997	11/30/99	462,613	81%	10,164,973	Disney, FAO Schwarz, Foot Locker, Muvico, XS
3	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	34%	393,216	Shop ‘n Save
4	Valley Fair Mall	West Valley City	UT	1970	12/31/96	602,435	98%	4,012,205	JC Penney, Meier & Frank, Mervyn’s
					TOTAL	1,731,580	75%	$18,127,966

	Miscellaneous Properties

1	Genzyme Corp.	Scottsdale	AZ	1971	12/17/90	21,560	100%	$293,808
2	Roxbury Township	Roxbury	NJ	—	12/31/97	LAND	—	—
3	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
4	Central Avenue Marketplace	Toledo	OH	1968	08/14/90	LAND	—	—
5	Cavitt Office Building	Bryan	TX	1957	03/01/02	13,200	100%	33,132
6	Victoria Crossing	Victoria	TX	—	03/01/02	LAND	—	—
7	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—
8	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—

					TOTAL	34,760	100%	$326,940

		TOTAL STABILIZED PORTFOLIO				48,715,415	91%	$347,079,892

Redevelopment Properties

Community and Neighborhood Shopping Centers

1	Vail Ranch Center (3)	Temecula	CA	1997	02/25/03	204,204	93%	$2,002,206	Powerhouse Gym, Rite Aid, Stater Bros., Stein Mart
2	Superior Marketplace	Superior	CO	1997	07/31/02	148,302	99%	1,479,666	Michaels, Office Max, PetsMart,T.J. Maxx,	Costco, SuperTarget
3	Sun Plaza	Ft. Walton Beach	FL	1970	12/12/02	166,340	63%	742,322	Circuit City, Office Depot, T.J. Maxx
4	Regency Park	Jacksonville	FL	1985	06/16/97	333,948	80%	2,236,368	Babies R Us, Marshalls, Rhodes Furniture
5	Tarpon Mall	Tarpon Springs	FL	1950	12/12/02	168,709	48%	433,770	Publix
6	Westgate	Dublin	GA	1974	07/11/90	184,064	72%	602,601	Big Lots, Food Max
7	Tinley Park Plaza	Tinley Park	IL	1973	09/20/95	283,470	55%	1,314,919	T.J. Maxx, Walt’s Finer Foods
8	Columbus Center	Columbus	IN	1964	12/01/88	270,227	33%	705,413	—
9	J*Town Center	Jeffersontown	KY	1959	10/21/88	197,417	32%	463,534	Save-A—Lot
10	Delta Center	Lansing	MI	1985	12/12/95	186,246	99%	1,899,637	Farmer Jack, Pet Food Warehouse, TJ Maxx
11	Laurel Square	Brick	NJ	1973	07/13/92	246,235	96%	1,791,131	Kmart, Pathmark
12	Paseo del Norte	Albuquerque	NM	2001	03/01/02	49,600	0%	—	—
13	Sunshine Square	Medford	NY	1989	12/12/02	204,047	84%	1,637,200	Stop & Shop, Ultimate Fitness
14	Wallkill Plaza	Middletown	NY	1986	12/12/95	203,234	94%	1,443,371	ShopRite
15	Market Place	Piqua	OH	1972	11/20/91	169,311	58%	527,757	—
16	Ivyridge	Philadelphia	PA	1963	08/02/95	112,278	78%	944,493	Super Fresh
17	Georgetown Square	Murfreesboro	TN	1986	09/29/93	104,117	90%	780,676	Kroger
18	Old Egypt	Magnolia	TX	2002	03/01/92	14,490	100%	—	—
19	Cave Spring Corners	Roanoke	VA	1969	05/05/97	171,125	51%	568,764	Kroger

TOTAL	3,417,304	70%	$19,573,829

Enclosed Malls / Specialty Retail Properties

1	The Mall at 163rd Street (4)	Miami	FL	1956	12/31/98	300,000	66%	$1,618,637	Marshalls	Home Depot

TOTAL	300,000	66%	$1,618,637

TOTAL REDEVELOPMENT PROPERTIES	3,717,301	70%	$21,192,465

TOTAL PORTFOLIO	52,432,719	89%	$368,272,357

(1) Includes all leases in force at March 31, 2003, including those that are fully executed, but not yet open.

(2) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(3) Includes Phase 1 and Phase 2 of the porperty.  Phase 1 was acquired on December 31, 1997.

(4) Expected GLA when redevelopment is complete.

The above does not purport to disclose all items required under GAAP

The Company's Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.

Summary of Joint Venture Projects

Property Name	City	State	JV Partner	Equity Investment	Percent Ownership	Economic Structure	Project Bank Debt Outstanding	GLA	Percent Leased (1)	ABR	Anchor Tenants

Benbrooke Ventures

Rodney Village	Dover	DE	Benbrooke Partners	—	—	—	—	213,686	86%	$936,060	Family Furniture, Farm Fresh
Fruitland Plaza	Fruitland	MD	Benbrooke Partners	—	—	—	—	104,095	71%	522,202	Dollar General, Food Lion
Fredricksburg	Spotsylvania	VA	Benbrooke Partners	—	—	—	—	83,374	30%	159,000	—

			Total	$9,554,424	50%	8.5 % preferred return	$—	401,155	70%	$1,617,262

CA New Plan Venture Fund (2)

Stabilized Properties
Ventura Downs	Kissimmee	FL	Major U.S. pension fund	—	—	—	—	98,191	100%	$989,946	Blockbuster, Publix, Walgreens
Flamingo Falls	Pembroke Pines	FL	Major U.S. pension fund	—	—	—	—	108,565	100%	2,110,552	Eckerd, Fresh Market
Sarasota Village	Sarasota	FL	Major U.S. pension fund	—	—	—	—	169,310	95%	1,074,117	Gold’s Gym, Publix
Atlantic Plaza	Satellite Beach	FL	Major U.S. pension fund	—	—	—	—	133,070	96%	912,834	Beall’s, Publix, Starnet Cinemas
Mableton Walk	Mableton	GA	Major U.S. pension fund	—	—	—	—	105,742	100%	1,076,214	Piccadilly Cafeteria, Publix
Raymond Road	Jackson	MS	Major U.S. pension fund	—	—	—	—	62,345	100%	382,288	Kroger
Mint Hill Festival	Charlotte	NC	Major U.S. pension fund	—	—	—	—	59,047	100%	566,735	Eckerd, Harris Teeter
Ladera	Albuquerque	NM	Major U.S. pension fund	—	—	—	—	124,584	94%	1,070,308	Greenbacks, John Brooks
Harwood Central Village	Bedford	TX	Major U.S. pension fund	—	—	—	—	119,742	94%	1,055,703	Kroger, Petco
Odessa-Winwood Town Center	Odessa	TX	Major U.S. pension fund	—	—	—	—	309,716	100%	1,838,714	HEB, Michael’s, Office Depot, Target
Ridglea Plaza	Fort Worth	TX	Major U.S. pension fund	—	—	—	—	197,601	86%	1,621,836	Eckerd, Stein Mart, Tom Thumb

In-Process Development Properties
Marketplace at Wycliffe — Phase 1	Lake Worth	FL	Major U.S. pension fund	—	—	—	—	108,729	95%	1,494,575	Blockbuster, Walgreens, Winn-Dixie
Marketplace at Wycliffe — Phase 2	Lake Worth	FL	Major U.S. pension fund	—	—	—	—	26,760	32%	240,096	—
Spring Valley Crossing	Dallas	TX	Major U.S. pension fund	—	—	—	—	105,429	64%	587,876	Albertson’s
Windvale	The Woodlands	TX	Major U.S. pension fund	—	—	—	—	126,299	71%	1,096,934	Randalls

			Total (3)	$6,757,674	10%	Increased participation after 12% IRR	$97,588,414	1,855,130	96%	$16,118,728

Clearwater Mall, LLC

Clearwater Mall	Clearwater	FL	The Sembler Company	$4,063,297	50%	9.5% preferred return	$13,987,413	276,984	62%	$2,767,000	Costco (NAP), Linens 'N Things, Lowe’s (NAP, Michaels, PetsMart, Ross, Target (NAP)

The Centre At Preston Ridge

Phase 1	Frisco	TX	Foreign Investor / George Allen / Milton Schaffer	—	25%	Increased participation after 10% return	$70,000,000	734,448	99%	$12,192,000	Best Buy, DSW Shoe Warehouse, Linens 'N Things, Marshalls, MJ Design, Old Navy, PetsMart, Ross, Staples, Stein Mart, Target (NAP), T.J. Maxx, Ulta 3
Phase 2 (4)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return	—	—	—	—	—
Phase 3 (5)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return	1,763,810	—	—	—	—

			Total	$9,965,273			$71,763,810	734,448	99%	$12,192,000

	Investments in / Advances to Unconsolidated Ventures			$30,340,668		Total New Plan Pro Rata Share (6)	$35,134,453	708,195	88%	$6,852,004

(1) Includes all leases in force at March 31, 2003, including those that are fully executed, but not yet open.

(2) AEW serves as the advisor for the joint venture partner.  Equity Investment includes temporary investments.

(3) Percent Leased excludes In-Process Development Properties.

(4) The joint venture is comprised of 38.55 acres of undeveloped land. Included in the Company’s equity investment balance is approximately $3.0 million of outstanding notes receivable.

(5) The joint venture is comprised of 5.4 acres of land, on which a 51,000 square foot shopping center to be anchored by CompUSA is currently under construction at an expected cost of $8.7 million. Construction is 45 percent complete and the shopping center is 60 percent leased.

(6) Percent Leased excludes CA New Plan Venture Fund In-Process Development Properties and Clearwater Mall.

NAP — Anchor tenant not owned

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 should be read in conjunction with the above information.